HealthcareRecoveries

2002 Guidance

January 4, 2002

Safe Harbor Statement

This presentation contains written and oral statements that constitute "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include the intent, belief or current expectations of the Company and members of its management team, current operating trends and the Company's future financial performance and operating results, as well as the assumptions on which such statements are based. Prospective investors are cautioned that the forward-looking statements contained in this presentation are not guarantees of future performance and involve risks and uncertainties, and that the actual results may differ materially from those contemplated by such forward-looking statements. Important factors that could cause actual results to differ materially from those contemplated in this presentation include, but are not limited to, the Company's lack of operating history in the property and casualty market, the ability of the Company to replicate the recoveries and gross margins achieved in the healthcare subrogation market in the property and casualty market, the ability of the Company to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, the Company's ability to retain significant clients, the Company's ability to manage growth, changes in laws and government regulations applicable to the Company, changes in historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of the Company's financial results and all the risks inherent in the development and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Company's Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2000.

2002 Segment Reporting

- Healthcare
- Property & Casualty
- Software
- Corporate

Healthcare Sales: 2001 vs. 2002


14.2 Million
New Lives Sold
10.5 Million New Lives
To Be Sold
16
14
12
10
8
6
4
2
0
4.1
3.6
6.5
3
3.5
4
2001
2002
Subrogation
P / B / A
Overpayments

2002 Forecasted New Healthcare Lives


New Lives To Be Sold
Expected Attrition
Net New Lives
Lives To Be Installed
(Lives in millions)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
(2.0)
(4.0)
10.5
-4.0
6.5
9.5

This forecast constitutes forward-looking information.

HealthcareRecoveries

2002 TransPaC Sales

- Recovery services:
  - Referral
  - Closed claims services
  - Total outsourcing

- New contracts: 15 - 20

This constitutes forward-looking information.

2002 TransPaC Key Indicators

- YE Backlog : $27.0 million to $30.0 million
- Recoveries: $7.5 million to $10.0 million
- Fee Rate: 22% to 27%

This constitutes forward-looking information.

2002 Troveris Sales

- Healthcare subrogation clients:
  - Contracts: 4 - 6
  - Activity-based pricing
  - Credits against services purchased
  - Services sold unbundled
- P&C subrogation clients - ?

2002 Revenue Forecast

(In millions)

	Revenue Range		
Healthcare	$67.4	-	$70.5
TransPaC	1.9	-	2.5
Troveris	0.8	-	1.3
Eliminations	(0.7)	-	(1.0)
Consolidated	$69.4	-	$73.3

This forecast constitutes forward-looking information.

HealthcareRecoveries

2002 Intercompany Eliminations

- Intercompany revenue/expense
  - For software usage
  - Commissions on software-related services

2002 Pre Tax Forecast

(In millions)

	Pre Tax Range		
Healthcare	$26.3	-	$26.6
TransPaC	(0.2)	-	0.2
Troveris	(0.4)	-	0.0
Corporate	(16.2)	-	(16.0)
Consolidated	$ 9.5	-	$10.8

This forecast constitutes forward-looking information.

HealthcareRecoveries

2002 Corporate Expenses Forecast

(In millions)

	Pre Tax Range
Sales & Mkting	$5.6 ±
Systems	2.0 ±
Facilities	2.4 ±
Administration	6.2 ±
Total Expense	$16.2 ±

This forecast constitutes forward-looking information.

HealthcareRecoveries

2002 Tax Planning

• Historical effective tax rate:	41.5%
• 2002 effective tax rate:	37.8%
• Reduction in tax rate:	3.7%

2002 EPS Forecast

	EPS Forecast
• Q1:	$0.15 ±
• Q2:	$0.16 ±
• Q3:	$0.16 ±
• Q4:	$0.17 ±
• Year	$0.64 ±

This forecast constitutes forward-looking information.

HealthcareRecoveries

2001 Pro forma & Nonrecurring Items

(All items shown net of tax)

• Real estate loss:	($591,000)
• Goodwill elimination:	$947,000
• 1-time tax gain:	$681,000

*

This constitutes forward-looking information.

HealthcareRecoveries

2002 Forecast vs. 2001 Pro forma

	2002 Forecast EPS	2001 Pro forma EPS
Q1:	$0.15 ±	$0.16
Q2:	$0.16 ±	$0.13
Q3:	$0.16 ±	$0.12
Q4:	$0.17 ±	$0.12 - $0.14
Year	$0.64 ±	$0.53 - $0.55

This forecast constitutes forward-looking information.

HealthcareRecoveries

Success Factors — 2002 & Beyond

- Quantity & timing of sales
- Client retention in Healthcare segment
- Development strategy

This constitutes forward-looking information.

Development Strategy

- New product development
- Acquisitions
  - New products for existing client base
  - New clients for existing products

HealthcareRecoveries